                                                                  EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

          I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

         (ii) to sign any amendment to the Annual Report referred to in
(i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                                /s/ Lawrence A. Bossidy
                                                ------------------------------
                                                    Lawrence A. Bossidy

Dated: January 23, 1997

                                POWER OF ATTORNEY
                                -----------------


          I, Hans W. Becherer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                                /s/   Hans W. Becherer
                                                ------------------------------
                                                      Hans W. Becherer
Dated: January 23, 1997

                                POWER OF ATTORNEY
                                -----------------

          I, Ann M. Fudge, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities.

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

                (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other docments in connection therewith, granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/     Ann M. Fudge
                                                ------------------------------
                                                        Ann M. Fudge

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Paul X. Kelley, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/      Paul X. Kelley
                                                ------------------------------
                                                         Paul X. Kelley

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Robert P. Luciano, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/   Robert P. Luciano
                                                ------------------------------
                                                      Robert P. Luciano
Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Robert B. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/   Robert B. Palmer
                                                ------------------------------
                                                      Robert B. Palmer

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Russell E. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/  Russell E. Palmer
                                                ------------------------------
                                                     Russell E. Palmer

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Ivan G. Seidenberg, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/   Ivan G. Seidenberg
                                                ------------------------------
                                                      Ivan G. Seidenberg

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Andrew C. Sigler, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/    Andrew C. Sigler
                                                ------------------------------
                                                       Andrew C. Sigler

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, John R. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/   John R. Stafford
                                                ------------------------------
                                                      John R. Stafford

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Thomas P. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/   Thomas P. Stafford
                                                ------------------------------
                                                      Thomas P. Stafford

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Robert C. Winters, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/   Robert C. Winters
                                                ------------------------------
                                                      Robert C. Winters

Dated: January 23, 1997

                                POWER OF ATTORNEY

          I, Henry T. Yang, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

          (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1996,

          (ii) to sign any amendment to the Annual Report referred to in (i) above, and

          (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewil h,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confuming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                /s/       Henry T. Yang
                                                ------------------------------
                                                          Henry T. Yang

Dated: January 23, 1997